UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                  Date of Earliest Event Reported: June 8, 2004

                          Date of Report: June 8, 2004



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



          Delaware                001-11331                43-1698480
          Delaware                333-06693                43-1742520
          Delaware                000-50182                43-1698481
          Delaware                000-50183                14-1866671
     ------------------       -----------------       --------------------
       (States or other         Commission file        (I.R.S. Employer
       jurisdictions of             numbers            IdentificationNos.)
       incorporation or
         organization)





                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 4, 2004, Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp., acting as co-obligors and co-issuers, priced a public debt offering of $50.0 million in aggregate principal amount of 8-3/4% Senior Notes due 2012. The Senior Notes will be issued under the issuers' effective shelf registration statement and, subject to particular closing conditions, is expected to close on June 10, 2004. The net proceeds received by the issuers will be contributed to Ferrellgas, L.P. to enable it to reduce borrowings outstanding under its bank credit facility.

The issuers anticipate receiving net proceeds of approximately $51.1 million from the public offering, based on an offering price of 103.25% per note and after deducting underwriting discounts and commissions. A consent from Ernst & Young LLP related to this offering is filed as Exhibit 23.1 to this Current Report.

This filing does not constitute an offer to sell nor the solicitation of an offer to buy these securities. No offer, solicitaion or sale of these securities will occur in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qulaification under the securities laws of such state or jurisdiction.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Financial Results for the Third Fiscal Quarter ended April 30, 2004

     The following are selected financial results of Ferrellgas Partners, L.P. and its subsidiaries, on a consolidated basis, for its third quarter ended April 30, 2004:


                  FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (in thousands, except unit data)
                                (unaudited)




ASSETS                                                                             April 30, 2004         July 31, 2003
-----------------------------------------------------------------------------    ------------------     -----------------

Current Assets:
  Cash and cash equivalents                                                         $   21,027             $   11,154
  Accounts and notes receivable, net                                                   147,211                 56,742
  Inventories                                                                           78,871                 69,077
  Prepaid expenses and other current assets                                             12,942                  8,306
                                                                                 -------------------    -------------------
    Total Current Assets                                                               260,051                145,279

Property, plant and equipment, net                                                     785,050                684,917
Goodwill                                                                               259,391                124,190
Intangible assets, net                                                                 270,910                 98,157
Other assets                                                                            14,608                  8,853
                                                                                 -------------------    -------------------
    Total Assets                                                                    $1,590,010             $1,061,396
                                                                                 ===================    ===================


LIABILITIES AND PARTNERS' CAPITAL
-----------------------------------------------------------------------------

Current Liabilities:
  Accounts payable                                                                  $   94,314             $   59,454
  Other current liabilities                                                             83,572                 89,687
                                                                                 -------------------    -------------------
    Total Current Liabilities                                                          177,886                149,141

Long-term debt                                                                       1,113,762                888,226
Other liabilities                                                                       21,216                 18,747
Contingencies and commitments                                                              -                      -
Minority interest                                                                        5,051                  2,363

Partners' Capital:
 Senior unitholder (1,994,146 units outstanding at both April 2004
   and July 2003 - liquidation preference $79,766 at both                               79,766                 79,766
   April 2004 and July 2003)
 Common unitholders (48,771,875 and 37,673,455 units outstanding                       250,767                (15,602)
   at April 2004 and July 2003, respectively)
 General partner unitholder (512,788 and 400,683 units outstanding
   at April 2004 and July 2003, respectively)                                          (56,647)               (59,277)
 Accumulated other comprehensive loss                                                   (1,791)                (1,968)
                                                                                 -------------------    -------------------
    Total Partners' Capital                                                            272,095                  2,919
                                                                                 -------------------    -------------------
    Total Liabilities and Partners' Capital                                        $ 1,590,010            $ 1,061,396
                                                                                 ===================    ===================

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                      (in thousands, except per unit data)
                                   (Unaudited)

                                               Three months ended April 30     Nine months ended April 30
                                               ---------------------------     --------------------------
                                                   2004          2003              2004          2003
                                               ------------  -------------     ------------  ------------
Revenues:

  Propane and other gas liquids sales           $ 368,264     $ 351,338         $1,057,751   $  985,539
  Other                                            21,883        18,027             69,591       64,606
                                               ------------  -------------     ------------  ------------
    Total revenues                                390,147       369,365          1,127,342    1,050,145

Cost of product sold                              234,331       207,934            680,479      586,324
                                               ------------  -------------     ------------  ------------
Gross profit                                      155,816       161,431            446,863      463,821

Operating expense                                  80,858        79,121            233,141      227,226
Depreciation and amortization expense              13,270        10,563             37,130       30,719
General and administrative expense                  7,888         7,202             23,761       21,863
Equipment lease expense                             5,029         4,990             14,272       16,510
Employee stock ownership plan compensation charge   2,042         1,619              5,990        4,653
Loss on disposal of assets and other                  925         1,985              4,477        3,781
                                               ------------  -------------     ------------  ------------
Operating income                                   45,804        55,951            128,092      159,069

Interest expense                                  (17,998)      (16,548)           (52,083)     (47,328)
Interest income                                       459           424              1,260          850
Early extinguishment of debt expense                  -             -                  -         (7,052)
                                               ------------  -------------     ------------  ------------
Earnings before income taxes,
  minority interest and cumulative
  effect of change in accounting principle         28,265        39,827             77,269      105,539

Income taxes                                           17           -                   17          -
Minority interest                                     336           454                931        1,276
                                               ------------  -------------     ------------  ------------
Earnings before cumulative effect of
   change in accounting principle                  27,912        39,373             76,321      104,263

Cumulative effect of change in
   accounting principle, net of
   minority interest of $28                           -             -                  -         (2,754)
                                               ------------  -------------     ------------  ------------
Net earnings                                       27,912        39,373             76,321      101,509

Distribution to senior unitholder                   1,994         2,775              5,982        8,300
Net earnings available to general partner             259           366                703          932
                                               ------------  -------------     ------------  ------------
Net earnings available to common unitholders    $  25,659     $  36,232         $   69,636   $   92,277
                                               ============  =============     ============  ============
Basic earnings per common unit:
Earnings before cumulative effect of change
  in accounting principle                       $    0.63     $    1.00         $     1.78   $     2.62
Net earnings available to common unitholders    $    0.63     $    1.00         $     1.78   $     2.55


     The information contained in this Item 12 is to be deemed "filed" with the SEC under the Exchange Act and is intended to be incorporated by reference into the Securities Act filings of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P., and Ferrellgas Finance Corp.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc., its general partner

June 8, 2004                            By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officier


                                        FERRELLGAS PARTNERS FINANCE CORP.


June 8, 2004                            By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officier


                                        FERRELLGAS, L.P.

                                        By Ferrellgas, Inc., its general partner

June 8, 2004                            By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officier


                                        FERRELLGAS FINANCE CORP.


June 8, 2004                            By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officier

 INDEX TO EXHIBITS
 -----------------

   Exhibit No.                       Description of Exhibit
   -----------                       ----------------------
      23.1 Consent of Ernst & Young LLP, independent auditors, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P., and Ferrellgas Finance Corp. as filed with the SEC on April 22, 2004.